UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) the The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)		September 15, 2004

General Electric Company

(Exact name of registrant as specified in its charter)

New York	1-35	14-0689340

(State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     General Electric Company grants various awards to its executive officers under the General Electric 1990 Long Term Incentive Plan. Forms of award grant agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     The following are filed as exhibits to this report:
10.1	Form of Agreement for Stock Option Grants to Executive Officers under the General Electric 1990 Long Term Incentive Plan
10.2	Form of Agreement for Annual Restricted Stock Unit Grants to Executive Officers under the General Electric 1990 Long Term Incentive Plan
10.3	Form of Agreement for Periodic Restricted Stock Unit Grants to Executive Officers under the General Electric 1990 Long Term Incentive Plan
10.4	Form of Agreement for Long Term Performance Award Grants to Executive Officers under the General Electric 1990 Long Term Incentive Plan
10.5	Form of Agreement for Performance Stock Unit Grants to Executive Officers under the General Electric 1990 Long Term Incentive Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL ELECTRIC COMPANY

By:	/s/ Philip D. Ameen

Philip D. Ameen Vice President and Comptroller
Date: September 15, 2004